Exhibit (10)

                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated October 30, 1998, which is incorporated by reference, in this Registration Statement (Form N-1A 33-30703) of General California Municipal Bond Fund, Inc.


                                               /s/Ernst & Young LLP
                                               ERNST & YOUNG LLP


New York, New York
November 25, 1998